DuPont de Nemours, Inc.	EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Lori D. Koch, Chief Executive Officer of DuPont de Nemours Inc. (the “Company”), certify that:

1.the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2026 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lori D. Koch
Lori D. Koch
Chief Executive Officer
May 5, 2026